UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2021

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Blue Water Global Group, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	333-174557	45-0611648
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

500 S. Australian Ave,

West Palm Beach FL 33401

(Address of Principal Executive Offices) (Zip Code)

(954) 837-6833

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
Item 8.01	Other Events.

Blue Water Global Group, Inc. (the “Company”) has reached a settlement agreement attached hereto as Exhibit 99.1 which amongst other things calls for the issuance of 258,093,584 free trading shares to the company creditors. Further issuances may occur without any notice, to other creditors.

Auctus financial received 91 million shares in satisfaction of their debt.

The global debt sum on the Company is still being reviewed and remains uncertain.

It appears in legal terms that there is a loophole which allows toxic type financing to proceed and dilution to occur during Chapter 11 proceedings. There is very little new or interim management can do to prevent this. This stems from certain agreements entered into by the company years ago.

The authorized share structure of the Company is 5 billion shares. The readers are reminded that the company is in Chapter 11 proceedings and its share structure is very fluid. The reader should assume that all 5 billion shares are issued and outstanding (due to the reserve(s) held in creditor's names). The company does not maintain an active day-by-day account of its share structure. (See Form 8-K filed January 21, 2021)

The Company has been made aware of certain social media promotions discussing various corporate matters of the issuer. The followers and readers are again reminded that the Company is in Chapter 11 proceedings and unless approved by the courts and or the Company the readers should not rely upon social media posts that are inaccurate.

The Company does not know the identity of the social media promoters however the management has placed the party who it believes is responsible on notice, to cease and desist.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 5.1 - Legal Opinion

Exhibit 10.1 - Stipulated Settlement Agreement

Exhibit 99.1 - Conversion request

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Blue Water Global Group, Inc.

By	/s/ Miro Zecevic
Name: Miro Zecevic Title: Director and Chairman of the Board

Date:  March 5, 2021